Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Attitude Drinks Incorporated (the “Company”) on Form 10-K for the period ending March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roy G. Warren, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ Roy G. Warren
Roy G. Warren
President and Chief Executive Officer
Principal Executive Officer

September 28, 2015

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Attitude Drinks Incorporated (the “Company”) on Form 10-K for the period ending March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tommy E. Kee, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ Tommy E. Kee
Tommy E. Kee
Chief Financial Officer and Principal Accounting Officer

September 28, 2015

F-40